Starwood Mortgage Residential Trust 2021-2 ABS-15G

Exhibit 99.7

Client Name:	XXXXXX
Client Project Name:	STAR 2021-2
Start - End Dates:	10/27/2015 - 12/30/2020
Deal Loan Count:	647

Waived Conditions Summary

Review Scope	Category	Code	Description	Count
Credit	Terms/Guidelines	CRDTER113	Loan amount is below guideline minimum	1
Credit	Terms/Guidelines	CRDTER3122	Loan documents do not meet guideline requirements	5
Credit	Terms/Guidelines	CRDTER3256	Seller contributions exceed guideline requirements	1
Credit	Credit/Mtg History	CRDCRMH121	Bankruptcy history does not meet guidelines	1
Credit	Credit/Mtg History	CRDCRMH149	Missing support docs for VOM/VOR (e.g. cancelled checks)	3
Credit	DTI	CRDDTI187	Debt Ratio > 50%	1
Credit	DTI	CRDDTI2540	Missing verification of some or all components of non-subject PITI	1
Credit	LTV/CLTV	CRDLTV3024	LTV Exceeds Guideline Requirement by less than 5%	4
Credit	LTV/CLTV	CRDLTV3026	LTV Exceeds Guideline Requirement by at least 5%, but less than 10%	1
Credit	LTV/CLTV	CRDLTV3028	LTV Exceeds Guideline Requirement by 10% or more	1
Credit	Assets	CRDAST205	Insufficient Funds to Close	1
Credit	Assets	CRDAST3078	Insufficient # of months cash reserves for PITI per guideline requirements	4
Property Valuations	Property	PRVAPROP241	Property Type unacceptable under guidelines	1
Property Valuations	Property	PRVAPROP2674	Property Issues Indicated 2	1
Compliance	TILA	CMPTILA4787	TILA -Loan secured by investment property, cannot determine if TILA is applicable b/c cannot verify if primary use of funds was personal or business.	1
Total				27

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